UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2019

Sarepta Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14895	93-0797222
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 First Street
Suite 415
Cambridge, MA 02142

(Address of principal executive offices, including zip code)

(617) 274-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SRPT	The Nasdaq Global Market

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the Sarepta Therapeutics, Inc. (the “Company”) Annual Meeting held on June 6, 2019 (the “Annual Meeting”) and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter. As of the record date for the Annual Meeting, April 11, 2019, there were 74,138,239 shares of common stock issued and outstanding. There were 69,110,379 shares of common stock present and entitled to vote at the Annual Meeting in person or by proxy, which represented 93.22% of the voting power of the shares of common stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business.

The proposals voted upon and voting results for these proposals at the Annual Meeting were as follows:

Proposal 1: Election of Group II Directors

Name of Nominee	For	Against	Abstain	Broker Non- Votes
Richard J. Barry	54,208,621	1,950,072	125,935	12,825,751
M. Kathleen Behrens, Ph.D.	54,920,464	1,246,354	117,810	12,825,751
Claude Nicaise, M.D.	54,275,423	1,889,743	119,462	12,825,751

Pursuant to the foregoing votes, the Director nominees listed above were elected to serve as a Group II Directors on the Company’s Board of Directors to hold office until the Company’s 2021 annual meeting of stockholders, or until his or her successor is earlier elected. There were no additional director nominations brought before the meeting.

Proposal 2: Advisory Vote on 2018 Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
50,896,422	5,227,052	161,154	12,825,751

Pursuant to the foregoing votes, the 2018 executive compensation was approved on an advisory basis.

Proposal 3: Approval of an Amendment to the Company’s Amended and Restated 2013 Employee Stock Purchase Plan

For	Against	Abstain	Broker Non-Votes
54,999,679	1,148,636	136,313	12,825,751

Pursuant to the foregoing votes, the Amendment to the Company’s Amended and Restated 2013 Employee Stock Purchase Plan was approved.

Proposal 4: Ratification of KPMG as the Company’s Independent Registered Public Accounting Firm

For	Against	Abstain
68,484,918	466,790	158,671

Pursuant to the foregoing votes, the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 was ratified and approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sarepta Therapeutics, Inc.

By:	/s/ Douglas S. Ingram
Douglas S. Ingram
President and Chief Executive Officer

Date: June 7, 2019